UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2007


                             URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                   0-17171              75-2212772
                --------                   -------              ----------
     (State or other jurisdiction of    (Commission File       (I.R.S. Employer
                incorporation)              Number)          Identification No.)



        650 South Edmonds, Suite 108, Lewisville, TX               75067
          (Address of principal executive offices)                Zip Code


                                 (972) 219-3330
                                 --------------
              (Registrant's telephone number, including area code)





          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

         On July 12, 2007, the Registrant issued a press release announcing the appointment of Marvin Kaiser to the Board of Directors.
         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




Item 9.01.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release dated July 12, 2007

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URANIUM RESOURCES, INC.




Date:    July 12, 2007           /s/ Thomas H. Ehrlich
                                 --------------------------------------------
                                 Thomas H. Ehrlich
                                 Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number             Description
--------------             -----------
Exhibit 99.1               Press Release dated July 12, 2007